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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                       TECHNOLOGY INVESTMENT CAPITAL CORP.
             (Exact name of registrant as specified in its charter)


                     Maryland                          20-0118736
(State of incorporation or organization)    (I.R.S. Employer Identification No.)

       8 Sound Shore Drive, Suite 215
           Greenwich, Connecticut                        06830
(Address of principal executive offices)               (Zip Code)

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration file number to which this form relates:

Not yet assigned.

Securities to be registered pursuant to Section 12(b) of the Act:

None.

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, $0.01 par value per share.
                (Title of Class)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.    DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

A description of the Common Stock to be registered hereunder is contained in the section entitled "Description of our capital stock," commencing at page 51 of the Prospectus included in the Registrant's Registration Statement filed with the Securities and Exchange Commission on September 23, 2003 and is incorporated herein by reference, and the description contained under such caption included in the form of final prospectus subsequently filed by the Registrant pursuant to Rule 497 under the Securities Act of 1933, as amended, which form of final prospectus is also incorporated by reference herein.


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Exhibit Number    Description
--------------    -----------

     a.           Articles of Incorporation*
     b.           Bylaws*
     c.           Form of Share Certificate**



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*    Incorporated herein by reference to the identically numbered exhibit to the
     Registrant's initial Registration Statement on Form N-2, filed on September 23, 2003.

** Incorporated herein by reference to Exhibit (d) to the Registrant's initial Registration Statement on Form N-2, filed on September 23, 2003.


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                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                       TECHNOLOGY INVESTMENT CAPITAL CORP.


Date: September 23, 2003               By: /s/ Jonathan H. Cohen
                                          -------------------------------------
                                          Name:  Jonathan H. Cohen
                                          Title: Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit Number         Description
--------------         -----------

     a.                Articles of Incorporation*
     b.                Bylaws*
     c.                Form of Share Certificate**

---------------------------
* Incorporated herein by reference to the identically numbered exhibit to the Registrant's initial Registration Statement on Form N-2, filed on September 23, 2003.

** Incorporated herein by reference to Exhibit (d) to the Registrant's initial Registration Statement on Form N-2, filed on September 23, 2003.